                                                                  EXHIBIT 3.1(a)



             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES

                               FILING ENDORSEMENT

This is to Certify that the ARTICLES OF INCORPORATION - PROFIT for

                            PLASTIPACK HOLDINGS, INC.

                                ID NUMBER- 00661A

received by facsimile transmission on December 22, 1998 is hereby endorsed

Filed on December 22, 1998 by the Administrator.

                                  In testimony whereof, I have hereunto set my
                                  hand and affixed the Seal of the Department,
[MICHIGAN DEPT. OF CONSUMER       in the City of Lansing, this 22nd
 AND INDUSTRY SERVICES SEAL]      day of December, 1998.


                                  /s/ Julie Croll, Director




                                  Corporation, Securities and Land Development
                                  Bureau

GOLD SEAL APPEARS ONLY ON ORIGINAL

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
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                MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES - CORPORATION. SECURITIES & LAND DEVELOPMENT BUREAU
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              Date Received
                                                                                (FOR BUREAU USE ONLY)
                                                This document is effective on the date filed unless a subsequent effective date within 90 days after received date is stated in the document.






NAME        Arlene A. Kaczmarek
            Seyburn, Kahn, Ginn, Bess, Deitch and Serlin, P.C.
            --------------------------------------------------
ADRESS      2000 Town Center, Suits 1500
            --------------------------------------------------

    City                                   State                  Zip Code   EFFECTIVE DATE:

            Southfield                  Michigan                  48075
            --------------------------------------------------------------

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Document will be returned to the name and address you enter above
  If left blank document will be mailed to the registered office.



                            ARTICLES OF INCORPORATION
                     FOR USE BY DOMESTIC PROFIT CORPORATIONS
           (PLEASE READ INFORMATION AND INSTRUCTIONS ON THE LAST PAGE)


    Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Articles:

ARTICLE I

The name of the corporation is: Plastipack Holdings, Inc.

ARTICLE II

The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan.

ARTICLE III

The total authorized shares:

1.  Common Shares 60,000


2.  Preferred Shares

3. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:


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ARTICLE IV
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 1.   The address of the registered office is:
      9135 General Court, Plymouth,                                                                 MICHIGAN        48170
                                                                                                                  ----------
      Street Address                             City                                                             (zip code



 2.   The mailing address of the registered office, if different than above:                         MICHIGAN
                                                                                                              --------
 -------------------------------------------------------------------------------,
      (Street Address or P.O. Box                                   (City)                                (Zip Code)

 3.   The name of the resident agent at the registered office is: William C. Young
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ARTICLE V
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The name(s) and address(es) of the incorporator(s) is (are) as follows:

                Name                                                   Residence or Business Address

David C. May
Seyburn, Kahn, Ginn, Bess, Deitch and Serlin, P.C., 2000 Town Center, 1500, Southfield, MI 48075
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

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ARTICLE VI (OPTIONAL. DELETE IF NOT APPLICABLE.)

When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

ARTICLE VII (OPTIONAL. DELETE IF NOT APPLICABLE.)

Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents shall be effective to take the corporate action referred to unless, within 60 days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written consents dated not more than 10 days before the record date and signed by a sufficient number of shareholders to take the action are delivered to the corporation. Delivery shall be to the corporation's registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who would have been entitled to notice of the shareholder meeting if the action had been taken at a meeting and who have not consented in writing.

use space below for additional Articles of for continuation of previous Articles. Please identify any Article being continued or added. Attach additional pages if needed.

ARTICLE VIII

No director of this corporation shall be personally liable to the corporation or to its shareholders for money damages for any action taken. or any failure to take any action, as a director; provided, however, that the foregoing shall not eliminate or limit the liability of a director for any of the following:



a) The amount of a financial benefit received by the director to which he or she is not entitled;

(b)  An intentional infliction of harm on the corporation or the shareholders;

(c)  Any violation of section 551 of the Michigan Business Corporation's Act; or

(d)  An intentional criminal act."

The directors of the corporation shall be entitled to indemnification to the full extent permitted under the Michigan Business Corporation Act.










I (We), the incorporator(s) sign my (our) name(s) this 22 day of December, 1998.


/s/David C. May
-------------------------------       -----------------------------------
David C. May

-------------------------------       -----------------------------------


-------------------------------       -----------------------------------


-------------------------------       -----------------------------------


-------------------------------       -----------------------------------




             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES

                               FILING ENDORSEMENT




       This is to Certify that the CERTIFICATE OF AMENDMENT - CORPORATION for

                            PLASTIPAK HOLDINGS, INC.

                                ID NUMBER: 00661A

received by facsimile transmission on February 18, 1999 is hereby endorsed

Filed on February 18, 1999 by the Administrator.

                                In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 18th day of February, 1999.



                                /s/ Julie Croll, Director




    [SEAL]
                      Corporation, Securities and Land Development Bureau


GOLD SEAL APPEARS ONLY ON ORIGINAL


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
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                MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES - CORPORATION. SECURITIES & LAND DEVELOPMENT BUREAU
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      Date Received                                                         (FOR BUREAU USE ONLY)

                                                   This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name  Arlene R. Kaczmarek
      Seyburn, Kahn, Ginn, Bess, Deitch & Serlin, P.C.
-------------------------------------------------------------------------------

Address  2000 Town Center, Suite 1500

-------------------------------------------------------------------------------
City     Southfield           State   Michigan        Zip Code  48075-1195

                                                                                 EFFECTIVE DATE:

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

Document will be returned to the name and address you enter above.
   If left blank document will be mailed to the registered office.


            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
             For use by Domestic Profit and Nonprofit Corporations
           (Please read information and instructions an the last page)

       Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate;

  1. The present name of the corporation is: Plastipack Holdings, Inc.

     The identification number assigned by the Bureau is: 00661 A
                                                          ------------

  2.

  3. Article I of the Articles of Incorporation is hereby amended to read as follows:

     The name of the corporation shall be "Plastipak Holdings, Inc."

COMPLETE ONLY ONE OF THE FOLLOWING:

4. (FOR AMENDMENTS ADOPTED BY UNANIMOUS CONSENT OF INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES.)

The foregoing amendment to the Articles of Incorporation were duly adopted on the__ day of ______, 19__, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this       day of                 , 19
            -----        ----------------     -----

---------------------------------           ------------------------------------
         (Signature)                                    (Signature)


---------------------------------           ------------------------------------
    (Type or Print Name)                            (Type or Print Name)


---------------------------------           ------------------------------------
       (Signature)                                      (Signature)


---------------------------------           ------------------------------------
    (Type or Print Name)                           (Type or Print Name)


5. (FOR PROFIT AND NONPROFIT CORPORATIONS WHOSE ARTICLES STATE THE CORPORATION IS ORGANIZED ON A STOCK OR ON A MEMBERSHIP BASIS.)

The foregoing amendment to the Articles of Incorporation was duly adopted on 17 day of February, 1999, by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)


--  at a meeting the necessary votes were cast in favor of the amendment.

-- by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)
X
-- by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or
    Section 407(2) of the Act if a profit corporation.


--  by the board of a profit corporation pursuant to section 611(2).


---------------------------------------------   --------------------------------------------
     Profit Corporations                                 Nonprofit Corporations

Signed this 17th day of February, 1999          Signed this    day of               , 19
                                                           ---        --------------
PLASTIPAK HOLDINGS, INC.                        By
                                                   -----------------------------------------

                                                (Signature of President, Vice-President,
                                                Chairperson or Vice-Chairperson)

By /s/ Michael J. Plotzke
  -------------------------------------------   --------------------------------------------
(Signature of an authorized officer or agent)         (Type or Print Name and Title)

      MICHAEL J. PLOTZKE  VP TREAS.
---------------------------------------------
       (Type or Print Name and Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL